EXHIBIT 99.2
                                                                    ------------

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Western Power & Equipment Corp. (the "Company") on Form 10-Q for the quarterly period ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark J. Wright, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Mark J. Wright
-------------------------
Chief Financial Officer
June 16, 2003